Exhibit 10.10

STRONG GLOBAL ENTERTAINMENT, INC.

2023 sHARE COMPENSATION PLAN

(Adopted by the Board of Directors of Strong Global Entertainment, Inc. on April 10, 2023 and approved by Shareholders on June 11, 2022)

1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions: For purposes of the Plan, unless the context requires otherwise, the following words and terms shall have the following meanings:

(a)	“1933 Act” means the United States Securities Act of 1933, as amended;

(b)	“Account” has the meaning attributed to that term in section 4.8;

(c)	“Administrators” means the Board or such other persons as may be designated by the Board from time to time;

(d)	“Affiliate” means a corporation or other entity that, directly or through one or more intermediaries, controls, is controlled by or is under common control with, the Company;

(e)	“Award Date” means the date or dates on which an award of Restricted Share Units is made to a Participant in accordance with section 4.1;

(f)	“Blackout Period” means the period during which designated directors, officers and employees of the Company cannot trade the Common Shares pursuant to the Company’s policy respecting restrictions on directors’, officers’ and employee trading which is in effect at that time (which, for greater certainty, does not include the period during which a cease trade order is in effect to which the Company or in respect of an insider, that insider is subject);

(g)	“Board” means the board of directors of the Company from time to time;

(h)	“Business Day” means each day other than a Saturday, Sunday or any day on which the principal chartered banks located in the Province of British Columbia and the United States are not open for business during normal banking hours;

(i)	“Canadian Participant” means a Participant who is a citizen of Canada or a resident of Canada and any other Participant who is subject to tax under the Income Tax Act (Canada) as amended, with respect to compensatory awards granted pursuant to the Plan;

(j)	Change of Control” means:

(i)	one Person (or more than one Person acting as a group) acquires ownership of Common Shares that, together with the Common Shares held by such Person or group, constitute more than fifty percent (50%) of the total Fair Market Value, or total number of votes attached to outstanding voting shares of the Company; provided, that, a Change in Control shall not occur if any Person (or more than one Person acting as a group) owns Common Shares constituting more than fifty percent (50%) of the total Fair Market Value, or total number of votes attached to outstanding voting shares, of the Company and acquires additional Common Shares;

(ii)	the Incumbent Directors cease for any reason to constitute at least a majority of the Board;

(iii)	the occurrence of any of the following events upon which the shareholders of the Company immediately before the event do not retain immediately after the event direct or indirect beneficial ownership of more than fifty percent (50%) of the total voting rights attaching to the outstanding voting shares of the Company, its successor company, or organization succeeding to all or substantially all of the assets and business of the Company;

(iv)	a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company that requires shareholder approval; or

(v)	the direct or indirect sale, exchange, transfer, or conveyance in one or a series of related transactions, of all or substantially all of the, undertakings, assets or properties of the Company and its Affiliates, taken as a whole, to any person that is not an Affiliate of the Company.

Notwithstanding the foregoing, solely for the purpose of determining the timing of any payments pursuant to any award constituting a “deferral of compensation” subject to Code Section 409A, a Change of Control shall be limited to a “change in the ownership of the Company,” a “change in the effective control of the Company,” or a “change in the ownership of a substantial portion of the assets of the Company” as such terms are defined in Section 1.409A-3(i)(5) of the U.S. Treasury Regulations.

(k)	“Clawback Policy” means the clawback policy of the Company as determined by the Board, and as it may be amended, replaced, or restated from time to time;

(l)	“Code” means the U.S. Internal Revenue Code of 1986, as amended;

(m)	“Common Shares” means the Class A Common Voting shares of the Company;

(n)	“Company” means Strong Global Entertainment, Inc., a company existing under the Business Corporations Act (British Columbia) and the successors thereof;

(o)	“Consultant” means an individual (other than an employee or a director of the Company) that:

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(A)	is engaged to provide on an ongoing bona fide basis, consulting, technical, management or other services to the Company or to an Affiliate of the Company;

(B)	such services are not provided in relation to an offer or sale of securities of the Company in a capital-raising transaction, and do not promote or maintain a market for the Company’s securities; without limiting the foregoing, consultants providing investor relations services are not Consultants or Eligible Persons under the Plan;

(C)	provides the services under a written contract between the Company or the Affiliate and the individual or the company, as the case may be;

(D)	in the reasonable opinion of the Company, spends or will spend a significant amount of time and attention on the affairs and business of the Company or an Affiliate of the Company; and

(E)	has a relationship with the Company or an Affiliate of the Company that enables the individual to be knowledgeable about the business and affairs of the Company;

(p)	“Effective Date” means [●] ;

(q)	“Eligible Person” means:

(i)	any officer or employee of the Company and/or any officer or employee of any Affiliate of the Company and any director of the Company and/or any director of any Affiliate of the Company; and

(ii)	a Consultant;

(r)	“Event of Termination” means an event whereby a Participant ceases to be an Eligible Person (whether or not that cessation is lawful) and shall be deemed to have occurred effective upon the giving of any notice of termination of employment or service (whether or not that termination is lawful, whether voluntary or involuntary, and whether with or without cause), retirement, or any cessation of employment or service for any reason whatsoever, including disability or death;

(s)	“Exchange” means any stock exchange or quotation system where the Common Shares are listed on or through which the Common Shares are listed or quoted;

(t)	“Fair Market Value” means, as of any date, the closing price of the Common Shares on the Exchange for the last market trading day prior to the date of grant of the Option or if the Common Shares are not listed on a stock exchange, the Fair Market Value shall be determined in good faith by the Administrators

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(u)	“Grant Date” means the date on which a grant of Options is made to a Participant in accordance with section 5.1;

(v)	“Insider Participant” means a Participant who is an insider of the Company or any of its Affiliates);

(w)	“Market Value” means, on any date, the volume weighted average price of the Common Shares traded on the Exchange for the five (5) consecutive trading days prior to such date;

(x)	“Notification Date” means:

(i)	where a Participant who is an employee or officer or director resigns for any reason whatsoever from the Participant’s employment or office with the Company or any Affiliate of the Company, the date on which that Participant first gives notice of resignation to the Company or the Affiliate;

(ii)	where a Participant who is a consultant terminates their service with the Company or any Affiliate for any reason whatsoever, the date on which that Participant first gives notice of termination to the Company or the Affiliate;

(iii)	where a Participant’s employment or service or office is terminated by the Company or any Affiliate of the Company for any reason whatsoever, the date on which the Company or that Affiliate first gives written notice of termination to the Participant.

(y)	“Offer” means a bona fide arm’s length offer made to all holders of voting shares in the authorized share structure of the Company to purchase, directly or indirectly, voting shares in the authorized share structure of the Company;

(z)	“Option” means an option granted to an Eligible Person under the Plan to purchase Common Shares;

(aa)	“Option Agreement” has the meaning ascribed to that term in section 3.2;

(bb)	“Other Share-Based Award” means an equity-based or equity-related award not otherwise described by the terms of the Plan, granted in accordance with the terms and conditions set forth in section 1;

(cc)	“Participant” means an Eligible Person selected by the Administrators to participate in the Plan in accordance with section 3.1 hereof;

(dd)	“Payout Date” means the day on which the Company pays to a Participant the Market Value of the Restricted Share Units that have become vested and payable;

(ee)	“Plan” means this share compensation plan, as amended, replaced or restated from time to time;

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(ff)	“reserved for issuance” refers to Common Shares that may be issued in the future upon the vesting of Restricted Share Units which have been awarded and upon the exercise of Options which have been granted;

(gg)	“Restricted Share Unit” means a right granted in accordance with section 4.1 hereof to receive one Common Share that becomes vested in accordance with section 4.3;

(hh)	“Restricted Share Unit Agreement” has the meaning ascribed to that term in section 3.2;

(ii)	“Restricted Share Unit Deferral Agreement” has the meaning ascribed to that term in section 4.5;

(jj)	“Share Compensation Arrangement” means a stock option, stock option plan, employee stock purchase plan or any other compensation or incentive mechanism involving the issuance or potential issuance of Common Shares to directors, officers and employees of the Company and any of its Affiliates or to Consultants;

(kk)	“United States” means the United States of America, its territories and possessions, any state of the United States and the District of Columbia;

(ll)	“U.S. Participant” means a Participant who is a citizen of the United States or a resident of the United States, as defined in section 7701(a)(30)(A) and section 7701(b)(1) of the Code and any other Participant who is subject to tax under the Code with respect to compensatory awards granted pursuant to the Plan;

(mm)	“U.S. Person” means a “U.S. person”, as such term is defined in Regulation S under the 1933 Act; and

(nn)	“Withholding Obligations” has the meaning ascribed to that term in section 4.6.

1.2	Headings: The headings of all articles, sections, and paragraphs in the Plan are inserted for convenience of reference only and shall not affect the construction or interpretation of the Plan.

1.3	Context, Construction: Whenever the singular or masculine are used in the Plan, the same shall be construed as being the plural or feminine or neuter or vice versa where the context so requires.

1.4	References to this Plan: The words “hereto”, “herein”, “hereby”, “hereunder”, “hereof” and similar expressions mean or refer to the Plan as a whole and not to any particular article, section, paragraph or other part hereof.

1.5	Currency: All references in this Plan or in any agreement entered into under this Plan to “dollars”, “$” or lawful currency shall be references to United States dollars, unless the context otherwise requires.

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2.	PURPOSE AND ADMINISTRATION OF THE PLAN

2.1	Purpose: The purpose of the Plan is to advance the interests of the Company and its Affiliates, and its shareholders by: (i) ensuring that the interests of Eligible Persons are aligned with the success of the Company and its Affiliates; (ii) encouraging stock ownership by Eligible Persons; and (iii) providing compensation opportunities to attract, retain and motivate Eligible Persons.

2.2	Common Shares Subject to the Plan:

(a)	Shares Available for Awards. Subject to adjustment in accordance with Section 6.3, the aggregate number of Common Shares reserved and available for grant and issuance pursuant to this Plan shall be 1,600,000 Common Shares. Common Shares available for distribution under the Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares reacquired by the Company in any manner;

(b)	Non-Employee Director Limits. Notwithstanding any other provision of the Plan to the contrary, the aggregate Fair Market Value (computed as of the Grant Date in accordance with applicable financial accounting rules) of all awards granted to any non-employee director during any single calendar year, taken together with any cash fees paid to such person during such calendar year, shall not exceed $200,000.

2.3	Administration of the Plan: The Plan shall be administered by the Administrators, through the recommendation of the Compensation Committee of the Board. Subject to any limitations of the Plan, the Administrators shall have the power and authority to:

(a)	adopt rules and regulations for implementing the Plan;

(b)	determine the eligibility of persons to participate in the Plan, when Restricted Share Units and Options to Eligible Persons shall be awarded or granted, the number of Restricted Share Units and Options to be awarded or granted, the vesting criteria for each award of Restricted Share Units and the vesting period for each grant of Options;

(c)	interpret and construe the provisions of the Plan and any agreement or instrument under the Plan;

(d)	subject to regulatory requirements, make exceptions to the Plan in circumstances which they determine to be exceptional;

(e)	require that any Participant provide certain representations, warranties and certifications to the Company to satisfy the requirements of applicable laws, including without limitation, if applicable, exemptions from the registration requirements of the 1933 Act and applicable state securities laws; and

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(f)	make all other determinations and take all other actions as they determine to be necessary or desirable to implement, administer and give effect to the Plan.

3.	ELIGIBILITY AND PARTICIPATION IN PLAN

3.1	The Plan and Participation: The Plan is hereby established for Eligible Persons. Restricted Share Units may be awarded and Options may be granted to any Eligible Person as determined by the Administrators in accordance with the provisions hereof. The Company and each Participant acknowledge that they are responsible for ensuring and confirming that such Participant is a bona fide Eligible Person entitled to receive Options or Restricted Share Units, as the case may be. Participation in the Plan by Eligible Persons is voluntary, and the expectation of employment or continued employment does not depend on participation in the Plan.

3.2	Agreements: All Restricted Share Units awarded hereunder shall be evidenced by a restricted share unit agreement (“Restricted Share Unit Agreement”) between the Company and the Participant, substantially in the form set out in Exhibit A or in such other form as the Administrators may approve from time to time. All Options granted hereunder shall be evidenced by an option agreement (“Option Agreement”) between the Company and the Participant, substantially in the form as set out in Exhibit B or in such other form as the Administrators may approve from time to time.

4.	AWARD OF RESTRICTED SHARE UNITS

4.1	Award of Restricted Share Units:

The Administrators may, at any time and from time to time, award Restricted Share Units to Eligible Persons. In awarding any Restricted Share Units, the Administrators shall determine:

(a)	to whom Restricted Share Units pursuant to the Plan will be awarded;

(b)	the number of Restricted Share Units to be awarded and credited to each Participant’s Account;

(c)	the Award Date; and

(d)	subject to section 4.3 hereof, the applicable vesting criteria.

Upon the award of Restricted Share Units, the number of Restricted Share Units awarded to a Participant shall be credited to the Participant’s Account effective as of the Award Date.

4.2	Restricted Share Unit Agreement: Upon the award of each Restricted Share Unit to a Participant, a Restricted Share Unit Agreement shall be delivered by the Administrators to the Participant.

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4.3	Vesting:

(a)	Subject to subsections (c) and (d) below, at the time of the award of Restricted Share Units, the Administrators shall determine in their sole discretion the vesting criteria applicable to such Restricted Share Units.

(b)	For greater certainty, the vesting of Restricted Share Units may be determined by the Administrators to include criteria such as performance vesting, in which the number of Common Shares to be delivered to a Participant for each Restricted Share Unit that vests may fluctuate based upon the Company’s performance and/or the market price of the Common Shares, in such manner as determined by the Administrators in their sole discretion.

(c)	Each Restricted Share Unit shall be subject to vesting in accordance with the terms set out in the Restricted Share Unit Agreement.

(d)	Notwithstanding anything to the contrary in this Plan, all vesting and issuances or payments, as applicable, in respect of a Restricted Share Unit shall be completed no later than December 15 of the third calendar year commencing after the Award Date for such Restricted Share Unit.

4.4	Blackout Periods: Should the date of vesting of a Restricted Share Unit fall within a Blackout Period or within nine Business Days following the expiration of a Blackout Period, such date of vesting shall be automatically extended without any further act or formality to that date which is the tenth Business Day after the end of the Blackout Period, such tenth Business Day to be considered the date of vesting for such Restricted Share Unit for all purposes under the Plan. Notwithstanding section 6.4 hereof, the ten Business Day period referred to in this section 4.4 may not be extended by the Board.

4.5	Vesting and Settlement: As soon as practicable after the relevant date of vesting of any Restricted Share Units awarded under the Plan and with respect to a U.S. Participant, no later than 60 days thereafter, but subject to subsection 4.3(d), a Participant shall be entitled to receive and the Company shall issue or pay (at its discretion):

(a)	a lump sum payment in cash equal to the number of vested Restricted Share Units recorded in the Participant’s Account multiplied by the Market Value of a Common Share on the Payout Date;

(b)	the number of Common Shares required to be issued to a Participant upon the vesting of such Participant’s Restricted Share Units in the Participant’s Account, duly issued as fully paid and non-assessable shares and such Participant shall be registered on the books of the Company as the holder of the appropriate number of Common Shares; or

(c)	any combination of the foregoing.

Notwithstanding the foregoing, the Administrators may permit a U.S. Participant to defer the payment of shares following the vesting of Restricted Share Units, provided that such deferral is made pursuant to a written deferral election form (the “Restricted Share Unit Deferral Agreement”) between the Company and the U.S. Participant that complies with the requirements of Section 409A of the Code, substantially in the form as set out in Exhibit D or in such other form as the Administrators may approve from time to time.

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4.6	Taxes and Source Deductions: the Company or an affiliate of the Company may take such reasonable steps for the deduction and withholding of any taxes and other required source deductions which the Company or the affiliate, as the case may be, is required by any law or regulation of any governmental authority whatsoever to remit in connection with this Plan, any Restricted Share Units or any issuance of Common Shares (“Withholding Obligations”). Without limiting the generality of the foregoing, the Company may, at its discretion: (i) deduct and withhold those amounts it is required to remit pursuant to the Withholding Obligations from any cash remuneration or other amount payable to the Participant, whether or not related to the Plan, the vesting of any Restricted Share Units or the issue of any Common Shares; (ii) allow the Participant to make a cash payment to the Company equal to the amount required to be remitted, pursuant to the Withholding Obligations, which amount shall be remitted by the Company to the appropriate governmental authority for the account of the Participant; or (iii) settle a portion of vested Restricted Share Units of a Participant in cash equal to the amount the Company is required to remit, pursuant to the Withholding Obligations, which amount shall be remitted by the Company to the appropriate governmental authority for the account of the Participant. Where the Company considers that the steps undertaken in connection with the foregoing result in inadequate withholding or a late remittance of taxes, the delivery of any Common Shares to be issued to a Participant on vesting of any Restricted Share Units may be made conditional upon the Participant (or other person) reimbursing or compensating the Company or making arrangements satisfactory to the Company for the payment to it in a timely manner of all taxes required to be remitted, pursuant to the Withholding Obligations, for the account of the Participant.

4.7	Rights Upon an Event of Termination:

(a)	If an Event of Termination has occurred in respect of any Participant, any and all Common Shares corresponding to any vested Restricted Share Units in the Participant’s Account shall be issued as soon as practicable after the Event of Termination to the former Participant in accordance with section 4.5 hereof. With respect to each Restricted Share Unit of a U.S. Participant, such Restricted Share Unit will be settled and shares issued as soon as practicable following the date of vesting of such Restricted Share Unit as set forth in the applicable Restricted Share Unit Agreement, but in all cases within 60 days following such date of vesting or as otherwise specified in the applicable Restricted Share Unit Deferral Agreement.

(b)	If an Event of Termination has occurred in respect of any Participant, any unvested Restricted Share Units in the Participant’s Account shall, unless otherwise determined by the Administrators in their discretion, forthwith and automatically be forfeited by the Participant and cancelled as of the date of the Event of Termination. With respect to any Restricted Share Unit of a U.S. Participant, if the Administrators determine, in their discretion, to waive vesting conditions applicable to a Restricted Share Unit that is unvested at the time of an Event of Termination, such Restricted Share Unit shall not be forfeited or cancelled, but instead will be deemed to be vested and settled and shares delivered following the date of vesting of such Restricted Share Unit as set forth in the applicable Restricted Share Unit Agreement or as otherwise specified in the applicable Restricted Share Unit Deferral Agreement.

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(c)	Notwithstanding the foregoing subsection 4.7(b), if a Participant retires in accordance with the Company’s or the Affiliate’s retirement policy, at such time, any unvested performance-based Restricted Share Units in the Participant’s Account shall not be forfeited by the Participant or cancelled and instead shall be eligible to become vested in accordance with the vesting conditions set forth in the applicable Restricted Share Unit Agreement after such retirement (as if retirement had not occurred) or as otherwise specified in the applicable Restricted Share Unit Deferral Agreement, but only if the performance vesting criteria, if any, are met on the applicable date.

(d)	For greater certainty, if a Participant’s employment is terminated for just cause, each unvested Restricted Share Unit in the Participant’s Account shall forthwith and automatically be forfeited by the Participant and cancelled as of the date of the Event of Termination.

(e)	For the purposes of this Plan and all matters relating to the Restricted Share Units, the date of the Event of Termination:

(i)	shall be the Notification Date where applicable, and otherwise shall be such date as is determined by the Company or the Affiliate, as applicable, in its sole discretion; and,

(ii)	shall be determined without regard to any applicable notice of termination, severance or termination pay, compensation or indemnity in lieu of notice, wrongful or constructive dismissal damages, damages for the failure to provide reasonable notice, period of salary continuation or of deemed employment or of deemed service, or any claim whatsoever by the Participant to any of the foregoing (whether express, implied, contractual, statutory, arising at civil law, common law or otherwise at law in any manner).

4.8	Restricted Share Unit Accounts: A separate notional account for Restricted Share Units shall be maintained for each Participant (an “Account”). Each Account will be credited with Restricted Share Units awarded to the Participant from time to time pursuant to section 4.1 hereof by way of a bookkeeping entry in the books of the Company. On the vesting of the Restricted Share Units pursuant to section 4.3 hereof and the corresponding issuance of Common Shares to the Participant pursuant to section 4.5 hereof, or on the forfeiture and cancellation of the Restricted Share Units pursuant to section 4.7 hereof, the applicable Restricted Share Units credited to the Participant’s Account will be cancelled.

4.9	Record Keeping: the Company shall maintain records in which shall be recorded:

(a)	the name and address of each Participant;

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(b)	the number of Restricted Share Units credited to each Participant’s Account;

(c)	any and all adjustments made to Restricted Share Units recorded in each Participant’s Account; and

(d)	any other information which the Company considers appropriate to record in such records.

5.	GRANT OF OPTIONS

5.1	Grant of Options: Subject to section 2.2, the total number of Common Shares reserved and available for grant pursuant to this section on exercise of Options (together with those Common Shares issuable pursuant to any other Share Compensation Arrangement) shall not exceed 1,600,000 Common Shares.

The Administrators may at any time and from time to time grant Options to Eligible Persons. In granting any Options, the Administrators shall determine:

(a)	to whom Options pursuant to the Plan will be granted;

(b)	the number of Options to be granted, the Grant Date and the exercise price of each Option;

(c)	the expiration date of each Option; and

(d)	subject to section 5.3 hereof, the applicable vesting criteria,

provided, however that the exercise price for a Common Share pursuant to any Option shall not be less than the Fair Market Value of a Common Share on the Grant Date in respect of that Option.

5.2	Option Agreement: Upon each grant of Options to a Participant, an Option Agreement shall be delivered by the Administrators to the Participant.

5.3	Vesting:

The Administrators may determine when any Option will become exercisable and may determine that Options shall be exercisable in instalments or pursuant to a vesting schedule. The Option Agreement will disclose any vesting conditions prescribed by the Administrators.

5.4	Term of Option/Blackout Periods: The term of each Option shall be determined by the Administrators; provided that no Option shall be exercisable after ten years from the Grant Date. Should the term of an Option expire on a date that falls within a Blackout Period or within nine Business Days following the expiration of a Blackout Period, such expiration date shall be automatically extended without any further act or formality to that date which is the tenth Business Day after the end of the Blackout Period, such tenth Business Day to be considered the expiration date for such Option for all purposes under the Plan. Notwithstanding section 6.4 hereof, the ten Business Day period referred to in this section 5.4 may not be extended by the Board.

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5.5	Exercise of Option:

Options that have vested in accordance with the provisions of this Plan and the applicable Option Agreement may be exercised at any time, or from time to time, during their term and subject to the provisions of section 5.9 hereof as to any number of whole Common Shares that are then available for purchase thereunder; provided that no partial exercise may be for less than 100 whole Common Shares. Options may be exercised by delivery of a written notice of exercise to the Administrators, substantially in the form attached to this Plan as Exhibit C, with respect to the Options, or by any other form or method of exercise acceptable to the Administrators.

5.6	Payment and Issuance: Upon actual receipt by the Company or its agent of the materials required by subsection 5.5 and receipt by the Company of a cheque or other form of acceptable payment for the aggregate exercise price, the number of Common Shares in respect of which the Options are exercised will be issued as fully paid and non-assessable shares and the Participant exercising the Options shall be registered on the books of the Company as the holder of the appropriate number of Common Shares. No person or entity shall enjoy any part of the rights or privileges of a holder of Common Shares which are subject to Options until that person or entity becomes the holder of record of those Common Shares. No Common Shares will be issued by the Company prior to the receipt of payment by the Company for the aggregate exercise price for the Options being exercised.

5.7	Cashless Exercise: Without limiting the foregoing section 5.6, unless otherwise determined by the Administrators or not compliant with any applicable laws or rules of any applicable securities exchange or market, a Participant may elect a cashless exercise in a notice of exercise in accordance with the following: (i) cashless exercise of Options shall only be available to a Participant who intends to immediately sell the Common Shares issuable upon exercise of such Options in the United States and the proceeds of sale will be sufficient to satisfy the exercise price of the Options, and (ii) if an eligible Participant elects to exercise the Options through cashless exercise and complies with any relevant protocols approved by the Administrators, a sufficient number of the Common Shares issued upon exercise of the Options will be sold in the United States by a designated broker on behalf of the Participant to satisfy the exercise price of the Options, the exercise price of the Options will be delivered to the Company and the Participant will receive only the remaining unsold Common Shares from the exercise of the Options and the net proceeds of the sale after deducting the exercise price of the Options, applicable taxes and any applicable fees and commissions, all as determined by the Administrators from time to time. The Company shall not deliver the Common Shares issuable upon a cashless exercise of Options until receipt of the exercise price therefor, whether by a designated broker selling the Common Shares issuable upon exercise of such Options through a short position or such other method determined by the Administrators in compliance with applicable laws.

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5.8	Taxes and Source Deductions: The Company or an affiliate of the Company may take such reasonable steps for the deduction and withholding of any taxes and other required source deductions which the Company or the affiliate, as the case may be, is required by any law or regulation of any governmental authority whatsoever to remit pursuant to the Withholding Obligations in connection with this Plan, any Options or any issuance of Common Shares. Without limiting the generality of the foregoing, the Company may, at its discretion: (i) deduct and withhold those amounts it is required to remit, pursuant to the Withholding Obligations, from any cash remuneration or other amount payable to the Participant, whether or not related to the Plan, the exercise of any Options or the issue of any Common Shares; or (ii) allow the Participant to make a cash payment to the Company equal to the amount required to be remitted, pursuant to the Withholding Obligations, which amount shall be remitted by the Company to the appropriate governmental authority for the account of the Participant. Where the Company considers that the steps undertaken in connection with the foregoing result in inadequate withholding or a late remittance of taxes, the delivery of any Common Shares to be issued to a Participant on the exercise of Options may be made conditional upon the Participant (or other person) reimbursing or compensating the Company or making arrangements satisfactory to the Company for the payment in a timely manner of all taxes required to be remitted, pursuant to the Withholding Obligations, for the account of the Participant.

5.9	Rights Upon an Event of Termination:

(a)	If an Event of Termination has occurred in respect of a Participant, any unvested Options, to the extent not available for exercise as of the date of the Event of Termination, shall, unless otherwise determined by the Administrators in their discretion, forthwith and automatically be cancelled, terminated and not available for exercise without further consideration or payment to the Participant.

(b)	Except as otherwise stated herein or otherwise determined by the Administrators in their discretion (provided such determination does not exceed a maximum of one year), upon the occurrence of an Event of Termination in respect of a Participant, any vested Options granted to the Participant that are available for exercise as of the date of the Event of Termination may be exercised only before the earlier of:

(i)	the expiration of the Option; and

(ii)	six months after the date of the Event of Termination.

(c)	Notwithstanding the foregoing subsections 5.9(a) and (b), if a Participant’s employment is terminated for just cause, each Option held by the Participant as of the date of the Event of Termination, whether or not then exercisable, shall forthwith and automatically be cancelled and may not be exercised by the Participant.

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(d)	For the purposes of this Plan and all matters relating to the Options, the date of the Event of Termination:

(i)	shall be the Notification Date where applicable, and otherwise shall be such date as is determined by the Company or the Affiliate, as applicable, in its sole discretion; and,

(ii)	shall be determined without regard to any applicable notice of termination, severance or termination pay, compensation or indemnity in lieu of notice, wrongful or constructive dismissal damages, damages for the failure to provide reasonable notice, period of salary continuation or of deemed employment or of deemed service, or any claim whatsoever by the Participant to any of the foregoing (whether express, implied, contractual, statutory, arising at civil law, common law or otherwise at law in any manner).

5.10	Record Keeping: The Company shall maintain an Option register in which shall be recorded:

(a)	the name and address of each holder of Options;

(b)	the number of Common Shares subject to Options granted to each holder of Options;

(c)	the term of the Option and exercise price, including adjustments for each Option granted; and

(d)	any other information which the Company considers appropriate to record in such register.

6.	GENERAL

6.1	Effective Date of Plan: The Plan shall be effective as of the Effective Date.

6.2	Change of Control: If there is a Change of Control transaction then, notwithstanding any other provision of this Plan except subsection 4.3(d) which will continue to apply in all circumstances, the Administrators may take any of the following actions:

(a)	Administrators Discretion. The Administrators may, in their sole discretion and without the consent of Participants, either by the terms of the Award Agreement applicable to any award or by resolution adopted prior to the occurrence of the Change of Control, determine whether and to what extent outstanding awards under the Plan shall be assumed, converted or replaced by the resulting entity in connection with a Change of Control (or, if the Company is the resulting entity, whether such awards shall be continued by the Company), in each case subject to equitable adjustments in accordance with section 6.2 of the Plan.

(b)	Awards that are Assumed. To the extent outstanding awards granted under this Plan are assumed, converted or replaced by the resulting entity in the event of a Change of Control (or, if the Company is the resulting entity, to the extent such awards are continued by the Company) as provided in Section 6.2(a) of the Plan, then all outstanding awards shall continue to vest during the applicable vesting period.

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(c)	Awards that are not Assumed. Subject to Section 6.2(d), to the extent outstanding awards granted under this Plan are not assumed, converted or replaced by the resulting entity in connection with a Change of Control (or, if the Company is the resulting entity, to the extent such awards are not continued by the Company) in accordance with Section 6.2(b) of the Plan, then effective immediately prior to the Change of Control: (i) all outstanding awards shall become fully vested; (ii) all outstanding awards held by the Participant that may be exercised shall become fully exercisable and shall remain exercisable for the full duration of their term; and (iii) all restrictions with respect to outstanding awards shall lapse.

(d)	Cancellation Right. The Administrators may, in their sole discretion and without the consent of Participants, either by the terms of the Award Agreement applicable to any award or by resolution adopted prior to the occurrence of the Change of Control, provide Participants with the right to surrender any outstanding award (or a portion thereof), upon the occurrence of such Change of Control, for an amount per underlying Common Share equal to the positive difference, if any, between the Fair Market Value of the Common Share on the date of surrender and the relevant exercise price related to the award, less any withholding taxes, as applicable.

Notwithstanding the foregoing, with respect to Options of U.S. Participants, any exchange, substitution or amendment of such Options will occur only to the extent and in a manner that will not result in the imposition of taxes under Section 409A of the Code, and with respect to Restricted Share Units of U.S. Participants, any surrender or other modification of Restricted Share Units will occur only to the extent such surrender or other modification will not result in the imposition of taxes under Section 409A of the Code.

6.3	Reorganization Adjustments:

(a)	In the event of any declaration by the Company of any stock dividend payable in securities (other than a dividend which may be paid in cash or in securities at the option of the holder of Common Shares), or any subdivision or consolidation of Common Shares, reclassification or conversion of Common Shares, or any combination or exchange of securities, merger, consolidation, recapitalization, amalgamation, plan of arrangement, reorganization, spin off involving the Company, distribution (other than normal course cash dividends) of company assets to holders of Common Shares, or any other corporate transaction or event involving the Company or the Common Shares, the Administrators, in the Administrators’ sole discretion, may, subject to any relevant resolutions of the Board, and without liability to any person, make such changes or adjustments, if any, as the Administrators consider fair or equitable, in such manner as the Administrators may determine, to reflect such change or event including, without limitation, adjusting the number of Options and Restricted Share Units outstanding under this Plan, the type and number of securities or other property to be received upon exercise or redemption thereof, and the exercise price of Options outstanding under this Plan, provided that the value of any Option or Restricted Share Unit immediately after such an adjustment, as determined by the Administrators, shall not exceed the value of such Option or Restricted Share Unit prior thereto, as determined by the Administrators.

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(b)	Notwithstanding the foregoing, with respect to Options and Restricted Share Units of U.S. Participants, such changes or adjustments will be made in a manner so as to not result in the imposition of taxes under Section 409A of the Code and will comply with the requirements in subsection 4.3(d).

(c)	The Company shall give notice to each Participant in the manner determined, specified or approved by the Administrators of any change or adjustment made pursuant to this section and, upon such notice, such adjustment shall be conclusive and binding for all purposes.

(d)	The Administrators may from time to time adopt rules, regulations, policies, guidelines or conditions with respect to the exercise of the power or authority to make changes or adjustments pursuant to section 6.2 or section 6.3(a). The Administrators, in making any determination with respect to changes or adjustments pursuant to section 6.2 or section 6.3(a) shall be entitled to impose such conditions as the Administrators consider or determine necessary in the circumstances, including conditions with respect to satisfaction or payment of all applicable taxes (including, but not limited to, withholding taxes).

6.4	Amendment or Termination of Plan:

The Board may amend this Plan or any Restricted Share Unit or any Option at any time without the consent of Participants provided that such amendment shall:

(a)	not adversely alter or impair any Restricted Share Unit previously awarded or any Option previously granted except as permitted by the provisions of section 6.3 hereof, and, with respect to Restricted Share Units and Options of U.S. Participants, such amendment will not result in the imposition of taxes under Section 409A;

(b)	be subject to any regulatory approvals including, where required, the approval of the Exchange; and

(c)	be subject to shareholder approval, where required by the requirements of the Exchange, provided that shareholder approval shall not be required for the following amendments:

(i)	amendments of a “housekeeping nature”, including any amendment to the Plan or a Restricted Share Unit or Option that is necessary to comply with applicable laws, tax or accounting provisions or the requirements of any regulatory authority or stock exchange and any amendment to the Plan or a Restricted Share Unit or Option to correct or rectify any ambiguity, defective provision, error or omission therein, including any amendment to any definitions therein;

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(ii)	amendments that are necessary or desirable for Restricted Share Units or Options to qualify for favourable treatment under any applicable tax law;

(iii)	a change to the vesting provisions of any Restricted Share Unit or any Option (including any alteration, extension or acceleration thereof);

(iv)	a change to the termination provisions of any Option or Restricted Share Units (for example, relating to termination of employment, resignation, retirement or death) that does not entail an extension beyond the original expiration date (as such date may be extended by virtue of section 5.4);

(v)	the introduction of features to the Plan that would permit the Company to, instead of issuing Common Shares from treasury upon the vesting of the Restricted Share Units, retain a broker and make payments for the benefit of Participants to such broker who would purchase Common Shares in the open market for such Participants;

(vi)	the amendment of this Plan as it relates to making lump sum payments to Participants upon the vesting of the Restricted Share Units;

(vii)	the amendment of the cashless exercise feature set out in this Plan; and

(viii)	change the application of section 6.3 hereof (Reorganization Adjustments) and section 6.2 (Change of Control), and

(d)	be subject to disinterested shareholder approval in the event of any reduction in the exercise price of any Option granted under the Plan to an Insider Participant.

For greater certainty, shareholder approval shall be required in circumstances where an amendment to the Plan would:

(a)	change from a fixed maximum percentage of issued and outstanding Common Shares to a fixed maximum number of Common Shares;

(b)	increase the limits in section 2.2;

(c)	reduce the exercise price of any Option (including any cancellation of an Option for the purpose of reissuance of a new Option at a lower exercise price to the same person);

(d)	extend the term of any Option beyond the original term (except if such period is being extended by virtue of section 5.4 hereof); or

(e)	amend this section 6.4.

6.5	Termination: The Administrators may terminate this Plan at any time in their absolute discretion. If the Plan is so terminated, no further Restricted Share Units shall be awarded and no further Options shall be granted, but the Restricted Shares Units then outstanding and credited to Participants’ Accounts and the Options then outstanding shall continue in full force and effect in accordance with the provisions of this Plan. Any termination of this Plan shall occur in a manner that will not result in the imposition of taxes on a U.S. Participant under Section 409A.

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6.6	Transferability: A Participant shall not be entitled to transfer, assign, charge, pledge or hypothecate, or otherwise alienate, whether by operation of law or otherwise, the Participant’s Restricted Share Units or Options or any rights the Participant has under the Plan.

6.7	Rights as a Shareholder: Under no circumstances shall the Restricted Share Units or Options be considered Common Shares nor shall they entitle any Participant to exercise voting rights or any other rights attaching to the ownership of Common Shares (including, but not limited to, the right to dividend equivalent payments).

6.8	Credits for Dividends: Unless otherwise determined by the Administrators, whenever cash or other dividends are paid on Common Shares, additional Restricted Share Units will be automatically granted to each Participant who holds Restricted Share Units on the record date for such dividends. The number of such Restricted Share Units (rounded to the nearest whole Restricted Share Units) to be credited to such Participant as of the date on which the dividend is paid on the Common Shares shall be an amount equal to the quotient obtained when (i) the aggregate value of the cash or other dividends that would have been paid to such Participant if the Participant’s Restricted Share Units as of the record date for the dividend had been Common Shares, is divided by (ii) the Market Value of the Common Shares as of the date on which the dividend is paid on the Common Shares. Restricted Share Units granted to a Participant shall be subject to the same vesting conditions (time and performance (as applicable)) as the Restricted Share Units to which they relate.

6.9	No Effect on Employment or Service, Rights or Benefits:

(a)	The terms of employment or service shall not be affected by participation in the Plan.

(b)	Nothing contained in the Plan shall confer or be deemed to confer upon any Participant the right to continue as a director, officer, employee or Consultant nor interfere or be deemed to interfere in any way with any right of the Company, the Board or the shareholders of the Company to remove any Participant from the Board or of the Company or any Affiliate to terminate any Participant’s employment or agreement with a Consultant at any time for any reason whatsoever.

(c)	Under no circumstances shall any person who is or has at any time been a Participant be able to claim from the Company or any Affiliate any sum or other benefit, or any damages in lieu of such sum or benefit, to compensate for the loss of any rights or benefits under or in connection with this Plan or by reason of participation in this Plan.

6.10	Market Value of Common Shares: The Company makes no representation or warranty as to the future market value of any Common Shares. No Participant shall be entitled, either immediately or in the future, either absolutely or contingently, to receive or obtain any amount or benefit granted to or to be granted for the purpose of reducing the impact, in whole or in part, of any reduction in the market value of the shares of the Company or a company related thereto.

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6.11	Compliance with Applicable Law:

(a)	If any provision of the Plan contravenes any law or any order, policy, by-law or regulation of any regulatory body having jurisdiction, then such provision shall be deemed to be amended to the extent necessary to bring such provision into compliance therewith. Notwithstanding the foregoing, the Company shall have no obligation to register any securities provided for in this Plan under the 1933 Act.

(b)	The award of Restricted Share Units, the grant of Options and the issuance of Common Shares under this Plan shall be carried out in compliance with applicable statutes and with the regulations of governmental authorities and any applicable stock exchange. If the Administrators determine in their discretion that, in order to comply with any such statutes or regulations, certain action is necessary or desirable as a condition of or in connection with the award of a Restricted Share Unit, the grant of an Option or the issue of a Common Share upon the vesting of a Restricted Share Unit or exercise of an Option, as applicable, that Restricted Share Unit may not vest in whole or in part and that Option may not be exercised in whole or in part, as applicable, unless that action shall have been completed in a manner satisfactory to the Administrators. In addition, unless the Restricted Share Units, the Options and the Common Shares issuable pursuant to the Restricted Share Units and Options, as applicable, have been registered under the 1933 Act and any applicable U.S. state securities laws, all rights of a Participant under this Plan shall be subject to and conditioned upon the availability of exemptions or exclusions from the registration requirements of the 1933 Act and any applicable U.S. state securities laws, as determined by the Company in its sole discretion.

6.12	Governing Law: This Plan shall be governed by and construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein, and with respect to U.S. Participants, the Code.

6.13	Subject to Approval: The Plan is adopted subject to the approval of the Exchange and any other required regulatory approval. To the extent a provision of the Plan requires regulatory approval which is not received, such provision shall be severed from the remainder of the Plan until the approval is received and the remainder of the Plan shall remain in effect.

6.14	Clawback Provision: Notwithstanding any other provision of this Plan, any Restricted Share Unit or Option issued, granted, or awarded to any Participant, and any Common Shares issued thereunder, and any amount received by any Participant with respect to any such Restricted Share Unit, Option, or Common Shares, shall be subject to cancellation, rescission, forfeiture, recovery, or other action in accordance with the terms of the Company’s Clawback Policy. The Company will have a right to cancel, rescind, or otherwise recover from such Participant for the benefit of the Company, and such Participant will be required to forfeit or repay to the Company the amount determined by the Administrators in accordance with the Clawback Policy.

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7.	U.S. TAXPAYERS

7.1	Provisions for U.S. Taxpayers: In the case of a Participant who is a U.S. taxpayer, Options may only be awarded to such Participant to the extent the Participant performs direct services to (A) the Corporation or any entity (other than the Corporation), in an unbroken chain of Corporations (or other entities) beginning with the Corporation in which each of the Corporations (or other entities) other than the last corporation or other entity in the unbroken chain owns, directly or indirectly, equity representing at least 50% of the voting power of all classes of equity entitled to vote or at least 50% of the value of all classes of equity in one of the other companies (or other entities) in such chain, or (B) to an entity that otherwise qualifies as an eligible issuer of service recipient stock pursuant to U.S. Treasury Regulation Section 1.409A-1(b)(5)(iii)(E)(1). Options granted under this Plan to U.S. taxpayers may be non-qualified stock options or incentive stock options qualifying under Section 422 of the Code (“ISOs”). Each Option shall be designated in the Award Agreement as either an ISO or a non-qualified stock option, and if no designation is made, the Option will be a non-qualified stock option. The Corporation shall not be liable to any Participant or to any other Person if it is determined that an Option intended to be an ISO does not qualify as an ISO.

7.2	ISOs: Subject to any limitations in Section 2.2, the aggregate number of Shares reserved for issuance in respect of the exercise of ISOs shall not exceed 1,600,000 Common Shares, and the terms and conditions of any ISOs granted to a U.S. Taxpayer on the Grant Date hereunder, including the eligible recipients of ISOs, shall be subject to the provisions of Section 422 of the Code, and the terms, conditions, limitations and administrative procedures established by the Administrator from time to time in accordance with this Plan. At the discretion of the Administrator, ISOs may be granted to any employee of the Corporation, or of a “parent corporation” or “subsidiary corporation”, as such terms are defined in Sections 424(e) and (f) of the Code. No ISOs may be granted more than ten (10) years after the earlier of (i) the date on which the Board adopts the most recent amendment and restatement of the Plan, or (ii) the date on which the shareholders of the Corporation approve such most recent amendment and restatement of the Plan. An ISO may be exercised during the Participant’s lifetime only by such the Participant. An ISO may not be transferred, assigned, pledged, hypothecated or otherwise disposed of by the Participant, except by will or by the laws of descent and distribution.

7.3	ISO Term and Exercise Price; Grants to 10% Shareholders: Notwithstanding anything to the contrary in this Plan, the term of an ISO shall not exceed ten (10) years, and the exercise price of an ISO shall be not less than one hundred percent (100%) of the Fair Market Value on the applicable grant date; provided, however, that if an ISO is granted to a person who owns shares representing more than 10% of the voting power of all classes of shares of the Corporation or of a “parent corporation” or “subsidiary corporation”, as such terms are defined in Section 424(e) and (f) of the Code, on the Grant Date, the term of the ISO shall not exceed five years from the time of grant of such ISO and the exercise price shall be at least 110% of the Fair Market Value of the Shares subject to the ISO.

7.4	$100,000 Limit Per Year for ISOs: To the extent the aggregate Fair Market Value as at the Grant Date of the Shares for which ISOs are exercisable for the first time by any person during any calendar year (under all plans of the Corporation) exceeds $100,000, such excess ISOs shall be treated as non-qualified stock options.

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7.5	Disqualifying Dispositions: Each person awarded an ISO under this Plan shall notify the Corporation in writing immediately after the date the Participant makes a disposition or transfer of any Shares acquired pursuant to the exercise of such ISO if such disposition or transfer is made (a) within two years from the Grant Date or (b) within one year after the date such person acquired the Shares. Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by the person in such disposition or other transfer. The Corporation may, if determined by the Administrator and in accordance with procedures established by it, retain possession of any Shares acquired pursuant to the exercise of an ISO as agent for the applicable person until the end of the later of the periods described in (a) or (b) above, subject to complying with any instructions from such person as to the sale of such Shares.

7.6	ISO Status Following Termination of Employment: An ISO shall be exercisable in accordance with its terms under the Plan and the applicable Award Agreement or certificate awarding the ISO. However, in order to retain its treatment as an ISO for U.S. federal income tax purposes, the ISO must be exercised within the time periods set forth below. If an ISO is not exercised within the time periods below, but the Option otherwise would remain exercisable following such time periods pursuant to the terms of the Award Agreement, then, following the expiration of the time periods below without exercise the ISO will be converted to a non-qualified stock option.

(a)	If a Participant who has been granted an ISO ceases to be an employee for any reason other than the death or disability (within the meaning of Code Section 22(e)) of such Participant, such ISO must be exercised (to the extent such ISO was exercisable on the date of termination) by such Participant within three months following the date of termination (but in no event beyond the expiration date of such ISO).

(b)	If a Participant who has been granted an ISO ceases to be an employee due to the disability of such (within the meaning of Code Section 22(e)), such ISO must be exercised (to the extent it is exercisable by its terms) by the date that is one year following the date of such disability, but in no event beyond the expiration date of such ISO.

(c)	For purposes of this Section 8.6, the employment of a Participant who has been granted an ISO will not be considered interrupted or terminated upon (a) sick leave, military leave or any other leave of absence approved by the Corporation that does not exceed ninety (90) days in the aggregate; provided, however, that if reemployment upon the expiration of any such leave is guaranteed by contract or applicable law, such ninety (90) day limitation will not apply, or (b) a transfer from one office of the Corporation (or of any parent or subsidiary of the Corporation as defined in Code Sections 424(e) and (f)) to another office of the Corporation (or of any such parent or subsidiary) or a transfer between the Corporation and any such parent or subsidiary.

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7.7	Shareholder Approval for ISO purposes: In the event the Plan is not approved by the shareholders of the Corporation in accordance with the requirements of Section 422 of the Code within twelve (12) months of the date of adoption of the Plan (or the date of any later restatement of the Plan that adds or changes ISO provisions requiring shareholder approval), Options otherwise designated as Incentive Stock Options will be non-qualified stock options.

7.8	Section 409A of the Code: Options issued to U.S. Participants are intended to be exempt from Section 409A of the Code pursuant to Treas. Reg. Section 1.409A-1(b)(5)(i)(A) and the Plan and such Options will be construed and administered accordingly. Options may be issued to U.S. Participants under the Plan only if the shares with respect to the Options qualify as “service recipient stock” as defined in Treas. Reg. Section 1.409A-1(b)(5)(E)(iii). Restricted Share Units awarded to U.S. Participants are intended to be compliant with Section 409A of the Code and such Restricted Share Units will be construed and administered accordingly. Any waiver or acceleration of vesting under the Plan or any Restricted Share Unit Agreement for a U.S. Participant may occur only to the extent that such acceleration or waiver will not result in the imposition of taxes under Section 409A of the Code. Any payments made under this Plan or any Restricted Share Unit Agreement to a U.S. Participant as a result of a termination of employment that are deemed to be subject to Section 409A of the Code shall occur only if such termination constitutes a “separation from service” as defined in Treas. Reg. 1.409A-1(h). Additionally, any payments resulting from a separation from service made to a U.S. Participant who is a “specified employee” as defined in Treas. Reg. 1.409A-1(i) shall be subject to the six month delay in payments required by Treas. Reg. 1.409A-1(3)(v) if such payments are deemed to be subject to Section 409A of the Code. Although the Company intends Options and Restricted Share Units granted to U.S. Participants to be exempt from or compliant with Section 409A, the Company makes no representation or guaranty as to the tax treatment of such Options and Restricted Share Units. Each U.S. Participant (and any beneficiary or the estate of the Participant, as applicable) is solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on or for the account of such U.S. Participant in connection with this Plan. Neither the Company nor any affiliate, nor any employee or director of the Company or an affiliate, shall have any obligation to indemnify or otherwise hold such U.S. Participant, beneficiary or estate harmless from any or all such taxes or penalties.

7.9	Section 83(b) of the Code: If a Participant makes an election pursuant to Section 83(b) of the Code with respect to an award of Shares subject to vesting or other forfeiture conditions, the Participant shall be required to promptly file a copy of such election with the Company.

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EXhibit A-1 U.s. participant

RESTRICTED SHARE UNIT AGREEMENT

Notice is hereby given that, effective this ________ day of ________________, __________ (the “Restricted Share Grant Date”) Strong Global Entertainment, Inc. (the “Company”) has granted to ___________________________________________ (the “Participant”), ______________ Restricted Share Units pursuant to the Company’s Share Compensation Plan (the “Plan”), a copy of which has been provided to the Participant.

Restricted Share Units are subject to the following terms:

(a)	Pursuant to the Plan and as compensation to the Participant, the Company hereby grants to the Participant, as of the Restricted Share Grant Date, the number of Restricted Share Units set forth above.

(b)	The granting and vesting of the Restricted Share Units and the payment by the Company of any payout in respect of any Vested Restricted Share Units (as defined below) are subject to the terms and conditions of the Plan, all of which are incorporated into and form an integral part of this Restricted Share Unit Agreement.

(c)	The Restricted Share Units shall become vested restricted share units (the “Vested Restricted Share Units”) in accordance with the following schedule:

(i)	[● on the 6 month anniversary of the Restricted Share Grant Date;

(ii)	● on the 12 month anniversary of the Restricted Share Grant Date;

(iii)	● on the 18 month anniversary of the Restricted Share Grant Date; and

(iv)	● on the 24 month anniversary of the Restricted Share Grant Date (each a “Vesting Date”).][1]

(d)	As soon as reasonably practicable and no later than 60 days following the Vesting Date, or, if the Participant is not a U.S. Participant (as defined in the Plan), such later date mutually agreed to by the Company and the Participant, the Participant shall be entitled to receive, and the Company shall issue or provide, a payout with respect to those Vested Restricted Share Units in the Participant’s Account to which the Vesting Date relates (each a “Payout Date”):

(i)	a lump sum payment in cash equal to the number of vested Restricted Share Units recorded in the Participant’s Account multiplied by the Market Value of a Common Share on the Payout Date;

1 Note to Draft. Vesting schedule to be determined.

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(ii)	the number of Common Shares required to be issued to a Participant upon the vesting of such Participant’s Restricted Share Units in the Participant’s Account, duly issued as fully paid and non-assessable shares and such Participant shall be registered on the books of the Company as the holder of the appropriate number of Common Shares; or

(iii)	any combination of the foregoing.

subject to any applicable Withholding Obligations.

(e)	The Participant acknowledges that:

(i)	the Participant has received and reviewed a copy of the Plan; and

(ii)	the Restricted Share Units have been granted to the Participant under the Plan and are subject to all of the terms and conditions of the Plan to the same effect as if all of such terms and conditions were set forth in this Restricted Share Unit Agreement, including with respect to termination and forfeiture as set out in Section 4.7 of the Plan.

Notwithstanding anything to the contrary in this Restricted Share Unit Agreement:

(a)	[all vesting and issuances or payments, as applicable, in respect of a Restricted Share Unit evidenced hereby shall be completed no later than December 15 of the third calendar year commencing after the Restricted Share Grant Date]; and

(b)	any Restricted Share Unit issued, granted, or awarded to the Participant, and any shares issued thereunder, and any amount received by the Participant with respect to any such Restricted Share Unit or shares, shall be subject to cancellation, rescission, forfeiture, recovery, or other action in accordance with the terms of the clawback policy of the Company as it may be amended, replaced, or restated from time to time (the “Clawback Policy”). The Company will have a right to cancel, rescind, or otherwise recover from the Participant for the benefit of the Company, and the Participant will forfeit or repay to the Company the amount determined by the Administrators in accordance with the Clawback Policy. The Participant agrees and consents to the Company’s application, implementation and enforcement of (a) the Clawback Policy or any similar policy established by the Company that may apply to the Participant and (b) any provision of applicable law relating to cancellation, rescission, forfeiture, recovery, or other action, and expressly agrees that the Company may take such actions as are necessary to effectuate the Clawback Policy, any similar policy (as applicable to the Participant) or applicable law without further consent or action being required by the Participant. To the extent that the terms of this Restricted Share Unit Agreement and the Clawback Policy or any similar policy conflict, then the terms of such policy shall prevail.

The grant of the Restricted Share Units evidenced hereby is made subject to the terms and conditions of the Plan. The Participant agrees that the Participant may suffer tax consequences as a result of the grant of these Restricted Share Units and the vesting of the Restricted Share Units. The Participant acknowledges that the Participant is not relying on the Company for any tax advice and has had an adequate opportunity to obtain advice of independent tax counsel.

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This Restricted Share Unit Agreement may be executed and delivered by the parties in one or more counterparts, each of which will be an original, and those counterparts will together constitute one and the same instrument. Execution and delivery of this Restricted Share Unit Agreement by facsimile, e-mail or other functionally equivalent electronic means of execution and transmission constitutes valid and effective execution and delivery.

In the event of any inconsistency between the terms of this Restricted Share Unit Agreement and the Plan, the terms of the Plan shall prevail unless otherwise determined in the Plan.

STRONG GLOBAL ENTERTAINMENT, INC.

Authorized Signatory	Signature of Participant

Name of Participant

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exhibit a – 2 CANADIAN participant

RESTRICTED SHARE UNIT AGREEMENT

Notice is hereby given that, effective this ________ day of ________________, __________ (the “Restricted Share Grant Date”) Strong Global Entertainment, Inc. (the “Company”) has granted to ___________________________________________ (the “Participant”), ______________ Restricted Share Units pursuant to the Company’s Share Compensation Plan (the “Plan”), a copy of which has been provided to the Participant. Capitalized terms not defined herein shall have the meaning set forth in the Plan.

Restricted Share Units are subject to the following terms:

(a)	Pursuant to the Plan and as compensation to the Participant, the Company hereby grants to the Participant, as of the Restricted Share Grant Date, the number of Restricted Share Units set forth above.

(b)	The granting and vesting of the Restricted Share Units and the payment by the Company of any payout in respect of any Vested Restricted Share Units (as defined below) are subject to the terms and conditions of the Plan, all of which are incorporated into and form an integral part of this Restricted Share Unit Agreement.

(c)	The Restricted Share Units shall become vested restricted share units (the “Vested Restricted Share Units”) in accordance with the following schedule:

(i)	[● on the 6 month anniversary of the Restricted Share Grant Date;

(ii)	● on the 12 month anniversary of the Restricted Share Grant Date;

(iii)	● on the 18 month anniversary of the Restricted Share Grant Date; and

(iv)	● on the 24 month anniversary of the Restricted Share Grant Date (each a “Vesting Date”).][2]

(d)	As soon as reasonably practicable following the Vesting Date, the Participant shall be entitled to receive, and the Company shall issue or provide, a payout with respect to those Vested Restricted Share Units in the Participant’s Account to which the Vesting Date relates (each a “Payout Date”):

(i)	a lump sum payment in cash equal to the number of vested Restricted Share Units recorded in the Participant’s Account multiplied by the Market Value of a Common Share on the Payout Date;

(ii)	the number of Common Shares required to be issued to a Participant upon the vesting of such Participant’s Restricted Share Units in the Participant’s Account, duly issued as fully paid and non-assessable shares and such Participant shall be registered on the books of the Company as the holder of the appropriate number of Common Shares; or

2 Note to Draft. Vesting schedule to be determined.

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(iii)	any combination of the foregoing.

subject to any applicable Withholding Obligations.

(e)	The Participant acknowledges that:

(i)	the Participant has received and reviewed a copy of the Plan; and

(ii)	the Restricted Share Units have been granted to the Participant under the Plan and are subject to all of the terms and conditions of the Plan to the same effect as if all of such terms and conditions were set forth in this Restricted Share Unit Agreement, including with respect to termination and forfeiture as set out in Section 4.7 of the Plan.

Notwithstanding anything to the contrary in this Restricted Share Unit Agreement:

(a)	all vesting and issuances or payments, as applicable, in respect of a Restricted Share Unit evidenced hereby shall be completed no later than December 15 of the third calendar year commencing after the Restricted Share Grant Date; and

(b)	any Restricted Share Unit issued, granted, or awarded to the Participant, and any shares issued thereunder, and any amount received by the Participant with respect to any such Restricted Share Unit or shares, shall be subject to cancellation, rescission, forfeiture, recovery, or other action in accordance with the terms of the clawback policy of the Company as it may be amended, replaced, or restated from time to time (the “Clawback Policy”). The Company will have a right to cancel, rescind, or otherwise recover from the Participant for the benefit of the Company, and the Participant will forfeit or repay to the Company the amount determined by the Administrators in accordance with the Clawback Policy. The Participant agrees and consents to the Company’s application, implementation and enforcement of (a) the Clawback Policy or any similar policy established by the Company that may apply to the Participant and (b) any provision of applicable law relating to cancellation, rescission, forfeiture, recovery, or other action, and expressly agrees that the Company may take such actions as are necessary to effectuate the Clawback Policy, any similar policy (as applicable to the Participant) or applicable law without further consent or action being required by the Participant. To the extent that the terms of this Restricted Share Unit Agreement and the Clawback Policy or any similar policy conflict, then the terms of such policy shall prevail.

The grant of the Restricted Share Units evidenced hereby is made subject to the terms and conditions of the Plan. The Participant agrees that the Participant may suffer tax consequences as a result of the grant of these Restricted Share Units and the vesting of the Restricted Share Units. The Participant acknowledges that the Participant is not relying on the Company for any tax advice and has had an adequate opportunity to obtain advice of independent tax counsel.

27

This Restricted Share Unit Agreement may be executed and delivered by the parties in one or more counterparts, each of which will be an original, and those counterparts will together constitute one and the same instrument. Execution and delivery of this Restricted Share Unit Agreement by facsimile, e-mail or other functionally equivalent electronic means of execution and transmission constitutes valid and effective execution and delivery.

In the event of any inconsistency between the terms of this Restricted Share Unit Agreement and the Plan, the terms of the Plan shall prevail unless otherwise determined in the Plan.

[Remainder of page intentionally blank. Signature pages follow.]

28

IN WITNESS WHEREOF the Company has executed this Restricted Share Unit Agreement as of [Date].

STRONG GLOBAL ENTERTAINMENT, INC.

Authorized Signatory

[Remainder of page intentionally blank. Participant signature pages follow.]

29

Participant Acknowledgement, Representation and Waiver

Please insert your initials beside each of the statements in the Acknowledgement, Representation and Waiver below to confirm that you understand and agree, and then confirm your acceptance of the Agreement on the signature page that follows.

Insert your initials here	Acknowledgement, Representation and Waiver
I understand that the Company is relying on my acknowledgement, representation and waiver in granting the Restricted Share Units to me.
It is my express wish that this document and all related documents be drawn up in English. À ma demande, le présent document ainsi que les documents qui s’y rattachent ont été rédigés en anglais.
I acknowledge that I have been provided with a copy of the Plan.
Before accepting this grant, I have had the opportunity to receive independent legal advice from my own counsel with respect to the terms of the Plan and this Restricted Share Unit Agreement.

I understand that this grant is governed by the Plan and this Restricted Share Unit Agreement.

I acknowledge that I have reviewed these documents fully and I understand them.

I agree to all of the terms and conditions set out in the Plan and this Restricted Share Unit Agreement.

I have not been induced to enter into this Restricted Share Unit Agreement or acquire any Restricted Share Units by expectation of employment or continued employment with the Company or any Affiliate of the Company.

I represent that the provisions that impose limitations and forfeiture consequences if my employment or service ceases for any reason, and particularly, each of:

●     Plan Section 1.1 – definition of “Event of Termination”

●     Plan Section 1.1 – definition of “Notification Date”

●     Plan Section 4.7 (Rights upon an Event of Termination)

●     Plan Section 7.4 (Clawback Provision)

●     Plan Section 7.9 (No Effect on Employment or Service, Rights or Benefits)

have been adequately brought to my attention, and I have reviewed and understood them.

Accordingly, I waive irrevocably any right I may have to assert that the terms of the Plan and this Restricted Share Unit Agreement should not be binding on me because they were not brought to my attention, were not read by me, or were not understood by me, even if, before accepting this grant and despite my representation to the contrary, I did not in fact fully read and understand those documents.

IN WITNESS WHEREOF the Participant has executed this Restricted Share Unit Agreement as of [Date].

Signature of Participant

Name of Participant

30

exhibit B-1 – u.s. participant

Option Agreement

Notice is hereby given that, effective this ________ day of ________________, __________ (the “Effective Date”) Strong Global Entertainment, Inc. (the “Company”) has granted to ___________________________________________ (the “Participant”), Options3 to acquire ______________ Common Shares (the “Optioned Shares”) up to 4:30 p.m. Pacific Time on the __________ day of ____________________, __________ (the “Option Expiration Date”) at an exercise price of US$____________ per Optioned Share pursuant to the Company’s Share Compensation Plan (the “Plan”), a copy of which is attached hereto.

Optioned Shares may be acquired as follows:

(a)	[insert vesting provisions, if applicable]; and

(b)	[insert hold period when required].

The grant of the Options evidenced hereby and the Option Expiration Date thereof, is made subject to the terms and conditions of the Plan. The Participant agrees that the Participant may suffer tax consequences as a result of the grant of these Options, the exercise of the Options and the disposition of Optioned Shares. The Participant acknowledges that the Participant is not relying on the Company for any tax advice and has had an adequate opportunity to obtain advice of independent tax counsel.

Notwithstanding anything to the contrary in this Option Agreement, any Option granted to the Participant, and any Optioned Shares issued thereunder, and any amount received by the Participant with respect to any such Option or Optioned Shares, shall be subject to cancellation, rescission, forfeiture, recovery, or other action in accordance with the terms of the clawback policy of the Company as it may be amended, replaced, or restated from time to time (the “Clawback Policy”). The Company will have a right to cancel, rescind, or otherwise recover from such Participant for the benefit of the Company, and such Participant will be required to forfeit or repay to the Company the amount determined by the Administrators in accordance with the Clawback Policy. The Participant agrees and consents to the Company’s application, implementation and enforcement of (a) the Clawback Policy or any similar policy established by the Company that may apply to the Participant and (b) any provision of applicable law relating to cancellation, rescission, forfeiture, recovery, or other action, and expressly agrees that the Company may take such actions as are necessary to effectuate the Clawback Policy, any similar policy (as applicable to the Participant) or applicable law without further consent or action being required by the Participant. To the extent that the terms of this Option Agreement and the Clawback Policy or any similar policy conflict, then the terms of such policy shall prevail.

3 Note to Draft. For U.S. employees indicate whether the options are incentive stock options or non-qualified stock options.

31

This Option Agreement may be executed and delivered by the parties in one or more counterparts, each of which will be an original, and those counterparts will together constitute one and the same instrument. Execution and delivery of this Option Agreement by facsimile, e-mail or other functionally equivalent electronic means of execution and transmission constitutes valid and effective execution and delivery.

In the event of any inconsistency between the terms of this Option Agreement and the Plan, the terms of the Plan shall prevail.

STRONG GLOBAL ENTERTAINMENT, INC.

Authorized Signatory	Signature of Participant

Name of Participant

32

exhibit B- 2 – canadian participant

Option Agreement

Notice is hereby given that, effective this ________ day of ________________, __________ (the “Effective Date”) Strong Global Entertainment, Inc. (the “Company”) has granted to ___________________________________________ (the “Participant”), Options to acquire ______________ Common Shares (the “Optioned Shares”) up to 4:30 p.m. Pacific Time on the __________ day of ____________________, __________ (the “Option Expiration Date”) at an exercise price of US$____________ per Optioned Share pursuant to the Company’s Share Compensation Plan (the “Plan”), a copy of which is attached hereto. Capitalized terms not defined herein shall have the meaning set forth in the Plan.

Optioned Shares may be acquired as follows:

(a)	[insert vesting provisions, if applicable]; and

(b)	[insert hold period when required].

The grant of the Options evidenced hereby and the Option Expiration Date thereof, is made subject to the terms and conditions of the Plan. The Participant agrees that the Participant may suffer tax consequences as a result of the grant of these Options, the exercise of the Options and the disposition of Optioned Shares. The Participant acknowledges that the Participant is not relying on the Company for any tax advice and has had an adequate opportunity to obtain advice of independent tax counsel.

Notwithstanding anything to the contrary in this Option Agreement, any Option granted to the Participant, and any Optioned Shares issued thereunder, and any amount received by the Participant with respect to any such Option or Optioned Shares, shall be subject to cancellation, rescission, forfeiture, recovery, or other action in accordance with the terms of the clawback policy of the Company as it may be amended, replaced, or restated from time to time (the “Clawback Policy”). The Company will have a right to cancel, rescind, or otherwise recover from such Participant for the benefit of the Company, and such Participant will be required to forfeit or repay to the Company the amount determined by the Administrators in accordance with the Clawback Policy. The Participant agrees and consents to the Company’s application, implementation and enforcement of (a) the Clawback Policy or any similar policy established by the Company that may apply to the Participant and (b) any provision of applicable law relating to cancellation, rescission, forfeiture, recovery, or other action, and expressly agrees that the Company may take such actions as are necessary to effectuate the Clawback Policy, any similar policy (as applicable to the Participant) or applicable law without further consent or action being required by the Participant. To the extent that the terms of this Option Agreement and the Clawback Policy or any similar policy conflict, then the terms of such policy shall prevail.

This Option Agreement may be executed and delivered by the parties in one or more counterparts, each of which will be an original, and those counterparts will together constitute one and the same instrument. Execution and delivery of this Option Agreement by facsimile, e-mail or other functionally equivalent electronic means of execution and transmission constitutes valid and effective execution and delivery.

In the event of any inconsistency between the terms of this Option Agreement and the Plan, the terms of the Plan shall prevail.

[Remainder of page intentionally blank. Signature pages follow.]

33

IN WITNESS WHEREOF the Company has executed this Option Agreement as of [Date].

STRONG GLOBAL ENTERTAINMENT, INC.

Authorized Signatory

[Remainder of page intentionally blank. Participant signature pages follow.]

34

Participant Acknowledgement, Representation and Waiver

Please insert your initials beside each of the statements in the Acknowledgement, Representation and Waiver below to confirm that you understand and agree, and then confirm your acceptance of the Agreement on the signature page that follows.

Insert your initials here	Acknowledgement, Representation and Waiver
I understand that the Company is relying on my acknowledgement, representation and waiver in granting the Option to me.
It is my express wish that this document and all related documents be drawn up in English. À ma demande, le présent document ainsi que les documents qui s’y rattachent ont été rédigés en anglais.
I acknowledge that I have been provided with a copy of the Plan.
Before accepting this grant, I have had the opportunity to receive independent legal advice from my own counsel with respect to the terms of the Plan and this Option Agreement.

I understand that this grant is governed by the Plan and this Option Agreement.

I acknowledge that I have reviewed these documents fully and I understand them.

I agree to all of the terms and conditions set out in the Plan and this Option Agreement.

I have not been induced to enter into this Option Agreement or acquire any Option by expectation of employment or continued employment with the Company or any Affiliate of the Company.

I represent that the provisions that impose limitations and forfeiture consequences if my employment or service ceases for any reason, and particularly, each of:

●     Plan Section 1.1 – definition of “Event of Termination”

●     Plan Section 1.1 – definition of “Notification Date”

●     Plan Section 5.9 (Rights upon an Event of Termination)

●     Plan Section 7.4 (Clawback Provision)

●     Plan Section 7.9 (No Effect on Employment or Service, Rights or Benefits)

have been adequately brought to my attention, and I have reviewed and understood them.

Accordingly, I waive irrevocably any right I may have to assert that the terms of the Plan and this Option Agreement should not be binding on me because they were not brought to my attention, were not read by me, or were not understood by me, even if, before accepting this grant and despite my representation to the contrary, I did not in fact fully read and understand those documents.

IN WITNESS WHEREOF the Participant has executed this Option Agreement as of [Date].

Signature of Participant

Name of Participant

35

EXhibit c

Notice of OPTION EXERCISE

TO:	STRONG GLOBAL ENTERTAINMENT, INC. (the “Company”)

FROM:	___________________________

DATE:	___________________________

The undersigned hereby irrevocably gives notice, pursuant to the Company’s Share Compensation Plan (the “Plan”), of the exercise of the Options to acquire and hereby subscribes for:

[check one]

☐	(a)	all of the Optioned Shares; or

☐	(b)	_______________ of the Optioned Shares,

which are the subject of the Option Agreement attached hereto.

Calculation of total Exercise Price:

(i)	number of Optioned Shares to be acquired on exercise	__________ Optioned Shares

(ii)	multiplied by the Exercise Price per Optioned Share:	$ __________

TOTAL EXERCISE PRICE, enclosed herewith (unless this is a cashless exercise):		$ __________

I hereby:

☐	(a)	unless this is a cashless exercise, enclose a cheque payable to “Strong Global Entertainment, Inc.” for the aggregate Exercise Price plus the amount of the estimated Withholding Obligations and agree that I will reimburse the Company for any amount by which the actual Withholding Obligations exceed the estimated Withholding Obligations; or

☐	(b)	advise the Company that I am exercising the above Options on a cashless exercise basis, in compliance with the procedures established from time to time by the Administrators for cashless exercises of Options under the Plan. I will consult with the Company to determine what additional documentation, if any, is required in connection with my cashless exercise of the above Options. I agree to comply with the procedures established by the Company for cashless exercises and all terms and conditions of the Plan. Please prepare the Optioned Shares certificates, if any, issuable in connection with this exercise in the following name(s):

36

_____________________________________________________

_____________________________________________________

This Notice may be executed and delivered by the parties in one or more counterparts, each of which will be an original, and those counterparts will together constitute one and the same instrument. Execution and delivery of this Notice by facsimile, e-mail or other functionally equivalent electronic means of execution and transmission constitutes valid and effective execution and delivery.

Signature of Participant

Name of Participant

Letter and consideration/direction received on ________________, 20 _____.

STRONG GLOBAL ENTERTAINMENT, INC.

By:
[Name]
[Title]

37

Exhibit d – u.s. participants

RESTRICTED SHARE UNIT DEFERRAL AGREEMENT

TO:	STRONG GLOBAL ENTERTAINMENT, INC. (the “Company”)

FROM:	___________________

DATE:	___________________

I, the undersigned U.S. Participant, acknowledge that the Company may grant or has granted to me an award of Restricted Share Units under the Strong Global Entertainment, Inc. Share Compensation Plan (the “Plan”) that will vest according to the vesting schedule set out in the Restricted Share Unit Agreement.

I hereby irrevocably elect to defer the payout of vested Restricted Share Units as set forth below (select and complete either Option 1 or Option 2). By making this election, I understand and agree that my election may not be changed.

☐ Option 1: Deferral of Restricted Share Units Awarded in Next Calendar Year.

I hereby elect to defer the payout of _____% of any Restricted Share Units awarded to me under the Plan in the next calendar year until the date selected below:

☐	1 year after each vesting date applicable to such Restricted Share Units.
☐	2 years after each vesting date applicable to such Restricted Share Units.
☐	3 years after each vesting date applicable to such Restricted Share Units.
☐	4 years after each vesting date applicable to such Restricted Share Units.
☐	5 years after each vesting date applicable to such Restricted Share Units.

☐ Option 2: Deferral of Restricted Share Units that Vest 12 Months or More After Date of Election.

I was awarded Restricted Share Units pursuant to the Restricted Share Unit Award Agreement dated ___________ (must be no earlier than 29 days prior to the date of this election). I hereby elect to defer the payout of _____% of the Restricted Share Units awarded to me under the Plan that vest 12 months or more after the date of this election until the date selected below:

☐	1 year after each vesting date applicable to such Restricted Share Units.
☐	2 years after each vesting date applicable to such Restricted Share Units.
☐	3 years after each vesting date applicable to such Restricted Share Units.
☐	4 years after each vesting date applicable to such Restricted Share Units.
☐	5 years after each vesting date applicable to such Restricted Share Units.

38

In the event of my death, any Restricted Share Units that have vested but are subject to the deferral election above shall be paid to the following beneficiary in accordance with the timing of such election:

Name:	____________________________

Address:	____________________________

____________________________

Relationship:	____________________________

I have read and understand the terms of the Plan and this Restricted Share Deferral Agreement. By signing this form, I hereby elect to defer the payout of the Restricted Share Units as set forth above to which I may become entitled to receive upon vesting of such Restricted Share Units. I UNDERSTAND THAT THE AMOUNT OF DEFERRAL, AND THE TIMING OF THE PAYMENT ELECTIONS I MAKE, MAY NOT BE ALTERED. I also acknowledge that the Administrators of the Plan have complete discretion to administer and interpret the Plan. Notwithstanding the elections set forth above, I understand that the Administrators may, in their sole discretion, elect to terminate this deferral arrangement and accelerate the timing of the payment to me of my deferred Restricted Share Units to the extent that the Administrators determine it is permitted or required to do so under Section 409A of the Code. The deferral arrangement described in this form is intended to comply with Section 409A of the Code and shall be interpreted accordingly.

This Restricted Share Deferral Agreement may be executed and delivered by the parties in one or more counterparts, each of which will be an original, and those counterparts will together constitute one and the same instrument. Execution and delivery of this Restricted Share Deferral Agreement by facsimile, e-mail or other functionally equivalent electronic means of execution and transmission constitutes valid and effective execution and delivery.

STRONG GLOBAL ENTERTAINMENT, INC.

Authorized Signatory	Signature of Participant

Name of Participant

39